SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  May 14, 2003



                            HUDSON TECHNOLOGIES, INC.
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             (Exact name of Registrant as specified in its charter)


       NEW YORK                      1-13412                13-3641539
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(State or other jurisdiction       (Commission          (I.R.S. Employer
     of incorporation)             File Number)        Identification No.)



 275 North Middletown Road, Pearl River, New York             10965
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     (Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code:   (845) 735-6000
                                                   ------------------


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         (Former name or former address, if changed since last report)




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Item 9.   Regulation FD Disclosure

     The following information is furnished in satisfaction of Item 12 "Disclosure of Results of Operations and Financial Condition" of Form 8-K and is being presented under Item 9 "Regulation FD Disclosure" pursuant to the interim guidance of the Securities and Exchange Commission contained in its Release no. 33-8216 and 34-47583.

     On May 14, 2003 Hudson Technologies, Inc. (the "Company") issued a press release announcing its financial results for the quarter ended March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     HUDSON TECHNOLOGIES, INC.
                                     (Registrant)


                                     By: /s/ Brian F. Coleman
                                        --------------------------------
                                        Brian F. Coleman
                                        President and Chief Operating Officer




Date: May 14, 2003

                                  EXHIBIT INDEX

                         Exhibit 99.1  -  Press Release of Hudson Technologies,
                                          Inc. dated May 14, 2003.